SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – February 21, 2008
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

AK Steel Holding Corporation is hereby furnishing the following information under Regulation FD:

On February 21, 2008, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that the United States District Court in Cincinnati has approved an agreement between AK Steel and a group of retirees from its Middletown (OH) Works to settle a lawsuit stemming from the company’s initiatives in 2006 to reduce its health care costs in order to improve its competitiveness.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibit:
		99.1	Press Release issued on February 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: February 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on February 21, 2008